LIMITED LIABILITY COMPANY
 OPERATING AGREEMENT
OF
MERIDIAN A, LLC

This Limited Liability Company Operating Agreement (this “Agreement”) of Meridian A, LLC, an Oklahoma limited liability company (the “Company”), is adopted and entered into by the Persons listed on Schedule A to this Agreement (the “Members”) pursuant to and in accordance with the Oklahoma Limited Liability Company Act, as amended from time to time (the “Act”). Terms used in this Agreement which are not otherwise defined shall have the respective meanings given those terms in the Act.

A. The Company was organized pursuant to the laws of Oklahoma effective as of December 13, 2018.

B.  The Members desire to enter into this Agreement to set forth their respective rights, duties and obligations, and the operation and management of the Company for the purposes stated herein.

C. The Members, upon execution of this Agreement, shall own, in the aggregate, all of the membership interests in the Company.

ARTICLE I
ORGANIZATION

Section 1. Formation.  The Company was organized as an Oklahoma Limited Liability Company upon the filing of the Articles of Organization by the Secretary of State of the State of Oklahoma on December 13, 2018.

Section 2. Name. The Company shall operate under the name Meridian A, LLC or such other name or names as the Manager(s) from time to time may select.

Section 3. Principal Place of Business.  The principal place of business of the Company shall initially be located at 2600 Meridian Ave., Suite A, Oklahoma City, OK 73108 or such other location as the Manager(s) may determine.

Section 4. Registered Office and Agent. The Company’s initial registered office and the name of the registered agent at such address is set forth in the Articles of Organization.  The registered office and registered agent may be changed from time to time by filing the address of the new registered office and/or the name of the new registered agent with the Oklahoma Secretary of State pursuant to the Act.

Section 5. Purposes. The business of the Company shall be to carry on any lawful business or activity which may be conducted by a limited liability company organized under the Act.

Section 6. Term.   The term of the Company commenced with the filing of the Articles of Organization and shall continue in existence until dissolved pursuant to this Agreement or the Act.

ARTICLE II
DEFINITIONS

The terms set forth below shall have the following meanings in this Agreement:

“Accounting Year” means each calendar year, commencing with the calendar year of existence.

 “Bona Fide Offer” means any offer to purchase any of the Units, made in good faith in writing and signed by a Person is financially capable of carrying out the terms of the offer.

“Capital Transactions” means any transaction not in the ordinary course of business which results in the Company’s receipt of cash or other consideration other than Capital Contributions, including, without limitation, proceeds of sales or exchanges or other dispositions of property not in the ordinary course of business, financings, refinancings, condemnations, recoveries of damage awards, and insurance proceeds.

“Interest” means an economic ownership interest, denominated in Units, of a Person in one or more of the Company's Tax Profits, Tax Losses, Distributable Cash, and the other assets of the Company, pursuant to this Agreement and the Act.

“Member” means each Person signing this Agreement and any Person who is subsequently admitted as a Member in accordance with the applicable provisions of this Agreement.

“Membership Interest” means the entire ownership Interest in the Company of a Person who is a Member, including (i) the Member’s Interest and (ii) all rights, including without limitation, voting rights, privileges and obligations that a Member may enjoy and/or owe the Company in accordance with the provisions of this Agreement and the Act.

“Net Revenue” means gross revenue less cost of goods sold as determined by the Company in its ordinary course of business and internal accounting practices consistently applied.

“Person” means any individual, general or limited partnership, limited liability company, corporation, joint venture, trust, business trust, estate, cooperative or association or any foreign trust or foreign business organization, and their heirs, executors, administrators, legal representatives, successors and assigns where the context so permits.

“Pro Rata Share” means a share equal to the proportion of the issued and outstanding Units of all Members which is held by that Member.

“Tax Profits” and “Tax Losses” for any Accounting Year means the net income or loss of the Company as reported for federal income tax purposes as to such Accounting Year, (i) calculated by including all amounts allocated to all Members under Sections 702(a)(1) through 702(a)(8) of the Code, (ii) increased by tax-exempt income, (iii) decreased by expenditures described in Code Section 705(a)(2)(B) and (iv) computing depreciation, amortization or other cost recovery deductions based on the Adjusted Tax Basis of the Company's assets.

“Transfer” means any disposition, directly or indirectly, by operation of law or otherwise, voluntarily or involuntarily, by intestacy, will, trust or estate distribution, or inter vivos action, including any sale, gift, pledge, encumbrance or other creation of a security interest, attachment, the creation of any interest in the Company or distribution from the Company for the benefit of creditors. Notwithstanding the preceding sentence, “Transfer” shall not include (i) the creation or acquisition of a community or marital property interest in a Membership Interest by a spouse of a Member, (ii) a transfer to (but not from) the executor, administrator, or other legal representative of the estate of a deceased holder of a Membership Interest, or (iii) a transfer to (but not from) the guardian or conservator for a legally adjudicated incompetent holder of a Membership Interest.

“Treasury Regulations” means proposed, temporary and final regulations promulgated under the Code in effect as of the date of filing the Articles and the corresponding sections of any Regulations subsequently issued that amend or supersede such Regulations.

“Unit” means a divisible portion of an Interest in the Company carrying with it a proportionate amount of each aspect of the relative rights, including without limitation, voting rights, privileges, duties and obligations of a Member relating to such Member’s Interest in the Company.

ARTICLE III
MANAGEMENT

Section 1. Management by Managers.  The business and affairs of the Company shall be managed by its Manager(s). Except for situations in which the approval of the Members is expressly required by this Agreement or by non-waivable provisions of applicable law, the Manager(s) shall have full and complete authority, power and discretion to manage and control the business, affairs and properties of the Company, to make all decisions regarding those matters and to perform any and all other acts and activities customary or incident to the management of the Company’s business.  In addition, the Manager shall be responsible for all elements of the professional and ethical conduct of the Business of the Company, including compliance with all applicable laws and regulations, liability insurance, etc.  Any one Manager may take any action permitted to be taken by the Manager(s), unless the approval of all of the Manager(s) then appointed, if more than one, is expressly required pursuant to this Agreement or the Act or unless any Managers provides written notice to the remaining Manager(s) prior to such Manager(s) taking a specified action that the Manager is not authorized to take such action.

Section 2. Number, Identity, Tenure and Qualifications.  The Company shall initially have one Manager.  The initial Manager of the Company shall be Erin Phillips. The number of Managers shall be fixed from time to time by the affirmative vote of Members holding at least seventy-six (76%) of the issued and outstanding Units then held by Members, but in no instance shall there be less than one Manager.  Each Manager shall hold office until such Manager resigns or is removed.  A Manager need not be a resident of the State or a Member.

Section 3. Certain Powers of Managers.  Without limiting the generality of Section 1, any Manager shall have power and authority on behalf of the Company, to:

(a) purchase liability and other insurance to protect the Company’s property and business;

(b) establish savings and checking accounts for Company funds at such financial institutions as the Manager shall approve, vesting signature authority in the Manager;

(c) execute in the name and on behalf of the Company checks, drafts, and lease agreements.

(e) employ personnel to provide services incident to the business of the Company and Business.

(f) execute and file such other instruments, documents and certificates which may from time to time be required by the laws of the California or any other jurisdiction in which the Company shall determine to do business, or any political subdivision or agency thereof, to effectuate, implement, continue and defend the valid existence of the Company;

(g) make any tax elections for the Company allowed under the Code or the tax laws of any state or other jurisdiction having taxing jurisdiction over the Company; borrow money for the Company from banks or other lending institutions, and in connection therewith, to hypothecate, encumber and grant security interests in Company Property to secure repayment of the borrowed sums;

(h) purchase and hold real and/or personal property, whether tangible or intangible, in the name and on behalf of the Company;

(i) invest any Company funds (by way of example but not limitation) in time deposits, short‑term governmental obligations, commercial paper or other investments;

(j) sell or otherwise dispose of assets of the Company outside of the ordinary course of the Company’s business;

(k) vote, exercise the power of direction, and take other actions with respect to trusts, securities or ownership interests in other organizations which may be held by the Company;

(l) make determinations on the financial health of the Company, specifically related to the need to request additional capital contributions to allow for the continued operation of the Company;

(m) employ accountants, legal counsel, and other professionals to perform services for the Company and to compensate them from Company funds;

(n) enter into any other agreements in the name and on behalf of the Company not expressly authorized under this Section 2;

(o) incur costs in performing improvements to and maintenance of the property owned or leased by the Company, or for obtaining insurance or marketing services and products for any such property;    and

(o) do and perform such other acts as may be necessary or appropriate to the accomplishment of the Company’s purposes and day-to-day operations.

Unless authorized to do so by this Agreement or the Members, no attorney-in-fact, employee or agent of the Company shall have any power or authority to bind the Company in any way, to pledge its credit, or to render it liable for any purpose.  Except in the case of a Member who has been authorized by the Members to act as an agent of the Company in accordance with the previous sentence, no Member shall have any power or authority to bind the Company.  However, the Manager may act by a duly authorized agent or attorney-in-fact.

Section 3. Manager’s Liability.

(a) No Manager shall be liable under any judgment, decree or order of a court, or in any other manner, for any debt, obligation, or liability of the company.

(b) No Manager shall be liable to the Company or to any Member for any loss or damage sustained by the Company or by any Member, unless the loss or damage is the result of fraud, deceit, gross negligence, willful misconduct, breach of this Agreement, or a wrongful taking by the Manager.  It is expressly recognized that the Manager does not guarantee, in any way, the return of any Member’s Capital Contribution, a profit for any Member from the operations of the Company or any distribution from the Company.

Section 4. Resignation.  Any Manager of the Company may resign at any time by giving written notice to the Members of the Company. The resignation of a Manager who is also a Member shall not affect the Manager's rights as a Member and shall not constitute a withdrawal of a Member.

Section 5. Removal. The Manager may be removed, with or without cause, by the affirmative vote of Members holding at least seventy six percent (76%) of the issued and outstanding Units then held by Members.  The removal of a Manager who is also a Member shall not affect the Manager's rights as a Member and shall not constitute a withdrawal of a Member.

Section 6. Vacancies.  Any vacancy occurring for any reason in the office of Manager may be filled by the affirmative vote of Members holding at least seventy six percent (76%) of the issued and outstanding units then held by Members, at a special meeting of Members called for that purpose or by the written consent of Members holding at least seventy six percent (76%) of the issued and outstanding Units then held by Members.

Section 7. Expense Reimbursement. All expenses incurred by any Manager with respect to the organization, operation, and management of the Company shall be borne by the Company.  Any Manager shall be entitled to reimbursement from the Company for direct expenses allocable to the organization, operation and management of the Company.

 Section 8.Related Party Transactions.  The Company may obtain products or services from any Member or Manager and may pay such persons reasonable fees for such products and services, and in the case of Members, as payments to partners upon written approval of all Members.

Section 9. Books and Records.  At the Company’s expense, the Manager shall maintain at the Company's principal place of business proper and complete records and books of account in which shall be entered fully and accurately all transactions and other matters relating to the Company's business as are usually entered into records and books of account maintained by persons engaged in businesses of a like character. The books and records shall be kept in a manner consistent with tax basis of accounting as will be used to complete federal tax filing, and shall be open to the reasonable inspection and examination by the Members or their duly authorized representatives during reasonable business hours.

Section 10. Tax Matters.  The Manager shall be the designated tax matters Manager for purposes of federal and state income tax matters.  The Manager shall cause the preparation and timely filing of all tax returns required to be filed by the Company under the Code and all other tax returns deemed necessary and required in each jurisdiction in which the Company does business.

Section 11. Manager’s Duty To Company.  Except as specifically provided for in this Agreement, the Manager shall not be required to manage the Company as his /her sole and exclusive function and may have other business interests and may engage in other activities in addition to those relating to the Company.

ARTICLE IV
CAPITAL CONTRIBUTIONS AND ADMISSION OF NEW MEMBERS

Section 1. Initial Capital Contributions.  Upon the execution of this Agreement, each Member shall contribute to the Company, as such Member's initial capital contribution, cash or services in the nature and amount set forth on Schedule A attached hereto opposite such Member’s name in consideration for the issuance to such Member applicable Units.  Initially, the respective balances in the Members’ capital accounts shall be equal to their respective capital contributions when made as set forth above provided for those Members serving as a lender to the Company in exchange for his or her applicable Units, such Member’s capital accounts shall be equal to zero. Each of the Member’s percentage ownership interest shall vest upon execution of this instrument.

Section 2. Additional Capital Contributions. In the event a Member is not willing or unable to make such additional capital contributions as are necessary for the continued operation of the business, and does not provide the Manger and Company assurances that it will do so within ten (10) business days from the date it receives notice from the Manager of capital needs, the remaining Members may make a loan to the company of the defaulting Member’s share at the rate of twenty-five percent per annum (“Penalty Loan”).  Repayment of the Penalty Loan is payable from the defaulting Member’s distributions and not by the Company prior to making distributions to all Members.

Section 3. Admission of New Members. A person may be admitted as a new Member (either as a transferee or in exchange for a capital contribution) only upon the written consent of all Members.

ARTICLE V
CAPITAL ACCOUNTS AND TAX ALLOCATIONS

Section 1. Capital Accounts.

(a) A separate capital account will be maintained for each Member.  Each Member’s capital account will be increased by (1) the amount of money contributed by such Member to the Company; (2) the fair market value of property contributed by such member to the Company (net of liabilities secured by such contributed property that the Company is considered to assume or take subject to under Section 752 of the Code); and (3) the amount of Tax Profits allocated to such member.  Each Member’s capital account will be decreased by (1) the amount of money distributed to such Member by the Company; (2) the fair market value of property distributed to such Member by the Company (net of liabilities secured by such distributed property that such Member is considered to assume or take subject to under Section 752 of the Code); and (3) the amount of Tax Losses allocated to such Member.  In all instances, the capital accounting rules in Section 1.704-1(b)(2)(iv) of the Treasury Regulations will determine the proper debits and credits to each Member’s capital account.

(b) The manner in which capital accounts are to be maintained pursuant to this Section is intended to comply with the requirements of Code Section 704(b) and the Treasury Regulations promulgated thereunder.  If, in the opinion of the Company’s counsel, the manner in which capital accounts are to be maintained pursuant to the preceding provisions of this Section should be modified in order to comply with Section 704(b) of the Code and the Treasury Regulations, then notwithstanding anything to the contrary contained in the preceding provisions of this Section, the method in which capital accounts are maintained shall be so modified; provided, however, that any change in the manner of maintaining capital accounts shall not materially alter the economic agreement between or among the Members.

(c) Except as otherwise required in the Act, no Member shall have any liability to restore all or any portion of a deficit balance in such Member's capital account.

Section 2. Interest on and Return of Members’ Capital Contributions.  No Member has the right to demand and receive interest on capital contributions or a return of capital contributions, except as otherwise specifically provided herein.

Section 3. Advances.  If any Member shall advance any funds to the Company in excess of its capital contributions, the amount of such advance shall neither increase its capital account or nor entitle it to any increase in its share of the distributions of the Company.  The amount of any such advance shall be a debt obligation of the Company to such Member and shall be subject to such terms and conditions acceptable to the Company and such Member.

Section 4. Allocations

(a) The Company's Tax Profits, Tax Losses and any other item of income, gain, loss, expense or credit shall be allocated to each of the Members in accordance with their respective Pro Rata Share for the Accounting Year.  Such allocations shall be made in accordance with Section 704 of the Code and Treasury Regulations promulgated thereunder.  If there is a Transfer during the Accounting Year, the Manager shall determine in accordance with Section 706 of the Code whether to prorate items of income and deduction according to the portion of the year for which such person was a Member of the Company or whether to close the books of the Company on an interim basis and divide such Accounting Year into two or more segments.

(b) In accordance with Section 704(c) of the Code, income, gain, loss and deduction with respect to any property contributed to the Company shall, solely for tax purposes, be allocated among the Members so as to take account of any variation between the adjusted basis of such property to the Company for federal income tax purposes and its book value, in the same manner as such variations are treated under Section 704(c) of the Code.  Any elections or other decisions related to such allocations shall be made by the Manager in any manner that reasonably reflects the purposes and intention of the Agreement.  Allocations pursuant to this Section are solely for purposes of federal, state and local taxes and shall not affect, or in any way be taken into account in computing, any Member’s capital account or share of income, gain, loss or deduction pursuant to any provision of this Agreement.

ARTICLE VI
DISTRIBUTIONS

Section 1. Cash Distributions.  At least annually, after the payment of the operating expenses and indebtedness of the Company, including any operational management fees, if applicable, the Company shall distribute to the Members substantially all of the after-tax profits.  Any distribution pursuant to this Section shall be made to the Members to the extent of their respective Pro Rata Units of membership at the time of distribution.

            Section 2.Proceeds of Capital Transactions.  In the event of a Capital Transaction, the net proceeds thereof shall be distributed in the following order of priority:

(a) First, towards the satisfaction of all outstanding debts and other obligations of the Company, including but not limited to any operational management fees.

(b) Second, towards repayment of any other outstanding loans, together with accrued interest thereon, made by the Members to the Company.

(c) Third, to establish such reserves as the Manager deems reasonably necessary for any contingent or unforeseen or obligations of the Company, including without limitation the Reserve.

(d) Fourth, toward payment of performance contracts.

(e) The balance to the Members’ Pro Rata Share in accordance with their applicable “profit and loss” interests.

ARTICLE VII
TRANSFERS AND UNIT CERTIFICATES

Section 1. Restriction on Transfers. A Member may Transfer all or any parts of or any interest or right in the Member’s Interest only with the written consent of all Members, or as otherwise provided in this Agreement. Any purported Transfer of any interest in violation of the terms of this Agreement shall be void, and the Company shall not recognize or be required to recognize or give any effect to such Transfer. All transfers shall be in full compliance of all rules and regulations pertaining to the ownership and transfer of ownership interests in cannabis businesses and licenses under Oklahoma law.  Any transfer or purported transfer not in compliance with the aforementioned rules and regulations shall be void.

Section 2. Transfer of Units. Units of membership shall be represented by Certificates which shall be signed by the Manager.  Transfer of Units of membership shall be made only on the membership transfer ledger books of the Company.

Section 3. Tag-Along Rights upon Majority Sale.  If (a) one or more Members (the “Majority Sale Members”) receive a Bona Fide Offer from a party (the “Majority Purchaser”) to purchase all or a portion of such amount of the Units held by the Majority Sale Members (the “Majority Sale Offer”), and (b) the Majority Sale Members desire to accept the Majority Sale Offer, the Majority Sale Members must give written notice thereof to all other Members (“Majority Sale Notice”).  The Majority Sale Notice must provide (x) the identity of the Person to whom the Majority Sale Offer is proposed to be Transferred (the “Purchaser”), (y) the purchase price of the Bona Fide Offer, the nature of the consideration to be paid and the terms and schedule of payment, and (z) any other terms and conditions associated with the Majority Sale Offer. Any Member who is not a Majority Sale Member (each, a “Remaining Member,” and collectively, the “Remaining Members”) may elect to include the Remaining Member’s Units in the sale to the Majority Purchaser, at such price and under such terms and conditions as stated in the Majority Sale Notice (such right, the “Tag-Along Right”).  Each Remaining Member will be entitled to have included in such sale that portion of his Units which will bear the same proportion to all of such Remaining Member’s Units as the Units held and proposed to be Transferred by the Majority Sale Members bear to the aggregate Units owned by the Majority Sale Members prior to such sale.  Each such Remaining Member must make this election by giving written notice to the Majority Sale Members of his election to participate in the sale, stating in the notice the Units desired to be sold (or a statement that the Remaining Member desires to sell the maximum amount permitted hereunder).  If no such notice is given within 30 days from the Majority Sale Members’ mailing of the Majority Sale Notice, each Remaining Member who so fails to provide such notice will be deemed to have waived his Tag-Along Right with respect to the Majority Sale Offer.

ARTICLE VIII
MEMBERS

Section 1. Limited Role in Management and Expenses.  No Member is an agent of the Company solely by virtue of being a Member, and no Member has authority to act for the Company solely by virtue of being a Member. The Members shall not participate in the management or control of the Company's business, transact any business for the Company or have the power to act for or bind the Company, except to the extent set forth in the Articles of Organization or in this Agreement, said powers being vested solely and exclusively in the Manager.  Notwithstanding the foregoing, the Members shall meet at least on a quarterly basis to review and discuss the financial and operational performance of the Business in which at such time financial statements for the Business shall be distributed to the Members prior to such review and discussion. All expenses incurred by any Member with respect to the Company shall be borne by the Company.  Any Member shall be entitled to reimbursement from the Company for direct expenses allocable to the organization, operation and management of the Company.

Section 2. Liability for Company Debt.  Unless a Member otherwise agrees in writing, no Member will be personally liable for any debts or losses of the Company beyond such Member's respective capital contributions, except as otherwise required by law.

Section 3 Meetings.  Meetings of the Members, for any purpose or purposes, unless otherwise prescribed by the Act, may be called by any Manager or  Member. The Members shall meet at least on a quarterly basis to review and discuss the financial and operational performance of the Business. Members may choose and agree to meet via telephone or video conference.

Section 4. Time and Place of Meetings.  The Manager may designate any time and place, within or without the State of California, as the time and place of meeting for any meeting of the Members. If no designation is made, or if a special meeting be otherwise called, the place of meeting shall be at the principal place of business of the Company.

Section 5. Notice of Meeting. Written or printed notice stating the place, day and hour of the meeting of the Members, and the purpose for which such meeting is called, shall be delivered not less than three (3) nor more than twenty (20) business days before the date of the meeting to all of the Members.

Section 6. Quorum.  Members holding at least seventy six percent (76%) of the issued and outstanding Units then held by Members, represented in person or by proxy, shall constitute a quorum at any authorized meeting of Members. Unless otherwise required, a vote by seventy six percent (76%) of the issued and outstanding Units then held by Members is necessary and sufficient to conduct business.

Section 7. Action by Members Without a Meeting.  Action required or permitted to be taken at a meeting of Members may be taken without a meeting if the action is evidenced by one or more written consents describing the action taken, provided such consent is delivered to each Member entitled to vote and that signed consents from Members holding at least the minimum number of the Units that would be necessary to authorize such action at a meeting at which all Members entitled to vote thereat were present and voted are delivered to the Manager of the Company for inclusion in the minutes or for filing with the Company records.  Action taken under this Section is effective when the Members holding the required Units have signed the consent, unless the consent specifies a different effective date.  The record date for determining Members entitled to take action without a meeting shall be the date the first Member signs a written consent.

ARTICLE IX
DISSASOCIATION; DISSOLUTION AND LIQUIDATION

Section 1. Events of Dissolution. Except as otherwise provided in this Agreement, the Company will dissolve upon the earliest of:
(a).  the withdrawal, bankruptcy, or dissolution of a Member, unless all of the remaining Members vote to continue the Company pursuant to the provisions of Section 4 hereof;
 (b). approval of a dissolution of the Company by unanimous consent of the all Members; or
(c). at such time as the Company has no Members.
Section 2. Effect of Member’s Dissociation. Within one hundred twenty (120) days following the bankruptcy or dissolution of a Member, as provided for in Section 3(a) hereof, the remaining Member or Members may elect to continue the Company by themselves or with others, and to cause the Company to purchase the interest of that Member (“Dissociating Member”) pursuant to this Agreement. The election is at the sole discretion of the remaining Member or Members and requires more than fifty (50%) percent consent of the Interests held by the remaining Members. Notice of the election must be given in writing to the Dissociating Member or the Dissociating Member's successor in interest promptly after the election is made. If the remaining Member or Members do not so elect, the Company shall be dissolved.
Section 3. Purchase Price. If the remaining Members elect to cause the Company to purchase the interest of a Dissociating Member as provided for in Section 4 hereof, the purchase price of the Dissociating Member’s interest in the Company will be determined by a majority vote of the Interests of the remaining Members, with such purchase price agreed to by the Dissociating Member or the Dissociating Member's successor in interest.
(a). If an agreement on the purchase price to be paid to a Dissociating Member is not reached within thirty (30) days following the election to purchase the interest of the Dissociating Member, the interest will be valued by a third-party appraiser. The remaining Members, acting by affirmative vote or consent of more than fifty (50%) percent of Interests and the Dissociating Member or the Disassociated Member’s successor in interest shall each select a qualified appraiser within thirty (30) days after the parties fail to reach an agreement on the purchase price. The two (2) selected appraisers shall establish a purchase price in a single written opinion agreed to by them, taking into consideration the Company goodwill but without taking into account a marketability discount, a lack-of-control discount or any other applicable minority or valuation discount.  If the selected appraisers cannot agree on a purchase price, they shall together appoint a qualified appraiser whose sole written opinion shall establish the purchase price in accordance with this Section.

(b). For purposes of this Section, a “qualified appraiser” is a professional appraiser or Certified Public Accountant who is qualified by experience and ability to value such Interests.  The appointment of a qualified appraiser shall be made by notifying the other party or parties in writing of the appointment. The initial appraiser selected by the party who makes such selection within in the timeframe set forth above shall determine the purchase price in accordance with this Section if the other party fails to make timely selection of an initial appraiser within the aforesaid time frame.
Section 4. Payment for Member's Interest. The purchase price for the Interest of a Disassociated Member purchased under this Agreement will be paid in cash to the extent that any insurance proceeds are available and any balance thereof may be paid on an installment basis at the election of remaining Members, by majority vote of the Interests of such remaining Members. Payment on an installment basis shall be amortized over three (3) years together with interest of eight percent (8%) per annum and such obligation shall be guaranteed by the surviving Members and secured by the Interest of such surviving Members.  The purchase price will bear interest from the date the remaining Members elect to purchase the dissociating Member's interest. Upon Closing the Company and the surviving Members shall indemnify and hold harmless the Disassociated Member from any Company liability or indebtedness. Such indemnity shall be secured by the Interest of the surviving Members.
Section 5. Closing.
(a). The purchase must be closed within thirty (30) days following the determination of the purchase price. At the closing, the dissociating Member or the dissociating Member's successor in Interest must sign and deliver to the Company a written assignment transferring the entire interest of the dissociating Member in the Company to the Company free and clear of all encumbrances. Such assignment must contain warranties of title and good right to transfer.
(b). At the closing, the Company must pay the purchase price in cash plus the accrued interest on the purchase price then due to the dissociating Member or the dissociating Member's successor in interest. If the Company elects to pay the purchase price in installments the Company shall also deliver a promissory note, an indemnification agreement, guaranty and security agreement to the dissociating Member or the dissociating Member's successor in interest.
(c). The security agreement shall be perfected by a financing statement in accordance with the Uniform Commercial Code and shall provide that the Member’s Interest shall not be transferred or encumbered without the consent of the secured party.  Further, the security agreement shall provide that if the secured party succeeds to the interest of a remaining Member as a result of enforcement of the security agreement such secured party shall be admitted as a Member without the consent of the Interests of the remaining Members and with all rights of Membership as though such secured party were an original Member of the Company.

Section 6. Effect of Purchase of Member’s Interest. A Dissociating Member will cease to be a Member upon the election of the remaining Members to cause the Company to purchase the Member's interest pursuant to this Agreement. Thereafter, the Dissociating Member or the Dissociating Member's successor in interest will have no rights as a Member in the Company, except the right to have the Dissociating Member's interest purchased in accordance with the terms of this Agreement.

Section 7. Winding Up.  In the event of the dissolution of the Company, the Manager or, in the event that there is no Manager, a liquidator or a liquidating committee selected by the Members holding at least seventy six percent (76%) of the Units then held by Members, shall wind up the affairs of the Company.  The Members shall continue to share the Tax Profits and Tax Losses during the period of liquidation in the same proportion as before the dissolution.  The Manager (or such liquidator or liquidating committee) shall have full right and, unlimited discretion to determine the time, manner and terms of any sale or sales of Company assets pursuant to such liquidation.

Section 8. Distribution of Liquidation Proceeds.  The proceeds of the liquidation and any other funds of the Company shall be distributed in accordance with Article VI, Section 2.

Section 9. Limitation on Distribution Rights Upon Dissolution. Each Member shall look solely to the assets of the Company for all distributions with respect to the Company and for the return of any unpaid portion of his capital contribution and shall have no recourse therefore against any other Member.  No Member shall have any right to demand or receive property other than cash upon, or to demand the return of any part of the capital contributions prior to, dissolution of the Company.

Section 10. Dissolution Documents.  Upon the dissolution and the commencement of winding up of the Company, the Manager shall have the authority to execute and file Articles of Dissolution of the Company as well as any and all other documents required to effectuate the dissolution and termination of the Company.

ARTICLE X
INDEMNIFICATION

Section 1. General. The Company indemnifies and holds harmless each of its Members to the fullest extent permissible under the law of the State of California, as the same exists or may hereafter be amended, against all liability, loss, and costs (including, without limitation, attorney fees) incurred or suffered by such person by reason of or arising from the fact that such person is or was a Member of the Company, or is or was serving at the request of the Company as a manager, director, officer, partner, trustee, employee, or agent of another foreign or domestic limited liability company, corporation, partnership, joint venture, trust, benefit plan, or other enterprise. The Company may, by action of the Members, provide indemnification to employees and agents of the Company who are not Members. The indemnification provided in this Section will not be exclusive of any other rights to which any person may be entitled under any statute, bylaw, agreement, resolution of Members, contract, or otherwise.

Section 2. Limitation of Liability. Except as provided in this Agreement, Members of the Company will not be liable to the Company or the other Members for monetary damages for conduct as Members except to the extent that the Act, as it now exists or may hereafter be amended, prohibits elimination or limitation of Member liability. No repeal or amendment of this Section or of the Act will adversely affect any right or protection of a Member for actions or omissions prior to the repeal or amendment.

ARTICLE XI
MISCELLANEOUS

Section 1. Binding Agreement.  This Agreement, and each of its covenants, terms and provisions, shall bind the executors, legal representatives, administrators, estates, heirs, legal successors, transferees and assigns of the parties hereto.

Section 2. Governing Law.  Oklahoma law shall govern this Agreement and all questions arising hereunder.

Section 3. Notices.  All notices and other communications hereunder required to be in writing shall be delivered in person, or by overnight delivery service with receipt, or shall be deposited in the United States Mail, postage prepaid, by certified or registered mail, return receipt requested, to the address shown on Schedule A, or, if to the Company, to its principal office.  A communication shall be deemed received: (i) if by personal delivery, on the date delivered, (ii)  if by overnight delivery service, on the date delivered and (iv) if by United States Mail, on the date delivered. Whenever any notice is required to be given to the Members of the Company under the provisions of this Operating Agreement or under the provisions of the Articles of Organization or under the provisions of the Act, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated herein, shall be deemed equivalent to the giving of such notice.

Section 4. Counterparts.  This Agreement may be executed in multiple counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

Section 5. Signatures. Fax signatures shall be treated as originals.

Section 6. Incorporation by Reference.  Schedule A is hereby incorporated in this Agreement by reference.

ARTICLE XII
AMENDMENTS

This Agreement may only be amended, or repealed and replaced with a new operating agreement, with the written consent of all of the Members, provided that subject to the necessary Member prior consent, as applicable, the Manager shall amend Schedule A of this Agreement to reflect admissions and withdrawals of Members, Transfers of Membership Interests, capital contributions (including tax basis and agreed value) and redemptions of Membership Interests.

ARTICLE XIII
DISPUTE RESOLUTION

Section 1. Negotiation and Mediation.

(a) The Members have entered into this Agreement in good faith and in the belief that it is mutually advantageous to them.  It is with that same spirit of cooperation that they covenant to resolve any dispute amicably without recourse to litigation.  Accordingly, the Members covenant and agree that if any dispute arises among them relating to this Agreement or the operation of the Company (“Dispute”), they will make good faith efforts to resolve the Dispute amicably.  If they are unable to do so within 45 days, then they will follow the alternative dispute resolution procedures set forth in Section 1(b).

(b) If any vote is required on any matter under this Agreement, and there are not sufficient votes to approve or disapprove of the matter, then any Member may require that the matter be submitted to mediation by one mediator located in the Denver, CO. The parties shall endeavor to negotiate in good faith to reach a resolution thereof through a mediator located in Denver, CO.  Mediation fees, costs and expenses shall be divided and paid equally by the parties to the mediation.  If either party elects to have an attorney present that party shall pay shall pay all fees related to such attorney.

Section 2. Consent to Jurisdiction.  If, within thirty (30) business days after submission to mediation the Members have not agreed to a resolution of the Dispute, each of the parties agrees that all actions, suits or proceedings arising out of or based upon this Agreement or the subject matter hereof shall be brought and maintained in any state or federal court in or of the State of Colorado.  Each of the parties hereto by execution hereof (i) hereby irrevocably submits to such jurisdiction for the purpose of any action, suit or proceeding arising out of or based upon this Agreement or the subject matter hereof and (ii) hereby waives to the extent not prohibited by applicable law, and agrees not to assert, by way of motion, as a defense or otherwise, in any such action, suit or proceeding, any claim that he or it is not subject personally to the jurisdiction of the above-named courts; that he or it is immune from extraterritorial injunctive relief or other injunctive relief; that his or its property is exempt or immune from attachment or execution; that any such action, suit or proceeding may not be brought or maintained in one of the above-named courts; that any such action, suit or proceeding brought or maintained in one of the above-named courts should be dismissed on grounds of forum non conveniens, should be transferred to any court other than one of the above-named courts, should be stayed by virtue of the pendency of any other action, suit or proceeding in any court other than one of the above-named courts, or that this Agreement or the subject matter hereof may not be enforced in or by any of the above-named courts.
Section 3. Waiver of Trial by Jury.  Each Member hereby knowingly, voluntarily, and intentionally waives any right to trial by jury either may have in any action or proceeding, in law or in equity, in connection with this Agreement or the transactions related hereto.  The parties acknowledge that each have been induced to enter into this Agreement by, among other things, the provisions of this Section.
Section 4. Attorney’s Fees and Cost to the Successful Party.  In the event any party hereto shall institute an action or proceeding against another other party relating to the provisions of this Agreement or any alleged default hereunder, the unsuccessful party shall reimburse the successful party actual attorney fees, costs and expenses at each and every stage of success whether such success is intermediate or final, procedural or on the merits.

[SIGNATURE PAGE FOLLOWS]

.

DATED this 7th day of January 2019.

MEMBERS:

STWC HOLDINGS, INC.

By:      /s/ Erin Phillips     /s/
Name: Erin Phillips
Title: President and CEO

AMBER MURDOCK

By:    /s/ Amber Murdock
Name: Amber Murdock
Title:   ________________

SCHEDULE A

LIST OF MEMBERS

Member Name	Initial Contribution	Number of Units	Pro Rata Share
STWC Holdings, Inc.	industry knowledge and operational experience; product sourcing, brand management	75	75%
Amber Murdock		25	25%

TOTAL:         100 100%